UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 19, 2015

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2015, the Board of Directors elected Glenn Earle as a director and member of the Audit Committee of Affiliated Managers Group, Inc. (the “Company”).  Mr. Earle is a member of the Board of Directors of Fiat Chrysler Automobiles N.V. and of Rothesay Life Group.  Mr. Earle is also a Board Member and Trustee of the Royal National Theatre and of Teach First, and is Chairman of the Advisory Board of Cambridge University Judge Business School.  He was formerly a Managing Director and the Chief Operating Officer of Goldman Sachs International, before retiring in 2011.  He had previously worked at Goldman Sachs in various roles in New York, Frankfurt and London since 1987.  Mr. Earle is a graduate of Emmanuel College, Cambridge and of Harvard Business School, where he earned an MBA with High Distinction and was a Baker Scholar and Loeb, Rhoades Fellow.

Under the Company’s customary director equity arrangements, in connection with his election as a director, the Company granted Mr. Earle stock options to purchase 1,020 shares of common stock and $40,000 of stock units under the Company’s Deferred Compensation Plan.

On April 20, 2015, William J. Nutt notified the Company of his decision to retire from the Board of Directors when his term expires on June 15, 2015.

A copy of the press release announcing Mr. Earle’s election and Mr. Nutt’s retirement is furnished as Exhibit 99.1 hereto.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by the Company on April 20, 2015 announcing Mr. Glenn Earle’s election to and Mr. William J. Nutt’s retirement from the Board of Directors of the Company.

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: April 22, 2015	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by the Company on April 20, 2015 announcing Mr. Glenn Earle’s election to and Mr. William J. Nutt’s retirement from the Board of Directors of the Company.

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.